UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2022

VICI Properties Inc.
VICI Properties L.P.
(Exact Name of Registrant as Specified in its Charter)

Maryland (VICI Properties Inc.) Delaware (VICI Properties L.P.)	001-38372 333-264352-01	81-4177147 35-2576503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue,
20
th
Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (646)
949-4631
Not Applicable
(Former Name or Former Address, if Changed Since
Last
Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
VICI Properties Inc. ☐  Emerging growth company
VICI Properties L.P. ☐  Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VICI Properties Inc.  ☐
VICI Properties L.P.  ☐

Item 1.01.	Entry into a Material Agreement.
Underwriting Agreement
VICI Properties Inc. (the “Company”) and VICI Properties OP LLC (“VICI OP”) entered into an underwriting agreement (the “Underwriting Agreement”), dated as of November 3, 2022, with BofA Securities, Inc. and Citigroup Global Markets Inc., as underwriters (in such capacities, the “Underwriters”), BofA Securities, Inc. and Citigroup Global Markets Inc., as forward sellers (in such capacities, the “Forward Sellers”), and Bank of America, N.A. and Citibank, N.A., as forward purchasers (in such capacities, the “Forward Purchasers”), relating to the offer and sale of 18,975,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), on a forward basis (including 2,475,000 shares of Common Stock pursuant to the Underwriters’ option to purchase additional shares, which option the Underwriters exercised in full), at a price per share of Common Stock to the Underwriters of $30.565 (the “Offering”). The Offering was made pursuant to the Company’s effective automatic shelf registration statement on Form
S-3
(No.
333-264352)
filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) on April 18, 2022. The material terms of the Offering are described in the prospectus supplement dated November 3, 2022. The Offering closed on November 8, 2022.
Under the Underwriting Agreement, the Company and VICI OP made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company, VICI OP and the registration statement, and the Company has also agreed to indemnify the Underwriters, the Forward Sellers and the Forward Purchasers against certain liabilities, or to contribute to payments that such parties may be required to make in respect of those liabilities.
The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.
Forward Sale Agreements
In connection with the Offering, on November 3, 2022, the Company entered into forward sale agreements (the “Forward Sale Agreements”) with each Forward Purchaser. The Company expects to physically settle the Forward Sale Agreements (by the delivery of shares of Common Stock) and receive proceeds from the sale of those shares of Common Stock on the settlement date no later than approximately twelve months after the date of the prospectus supplement. Although the Company expects to settle the Forward Sale Agreements entirely by the physical delivery of shares of Common Stock in exchange for cash proceeds, the Company may elect cash settlement or net share settlement for all or a portion of the Company’s obligations under the Forward Sale Agreements. If the Company elects to cash settle the Forward Sale Agreements, the Company may not receive any cash proceeds, and the Company may be required to pay cash to the Forward Purchasers in certain circumstances. If the Company elects to net share settle the Forward Sale Agreements, the Company will not receive any cash proceeds, and the Company may be required to deliver shares of Common Stock to the Forward Purchasers in certain circumstances. The Forward Sale Agreements provide for an initial forward sale price of $30.565 per share (which is the price at which the Underwriters have agreed to purchase the shares of Common Stock), subject to certain adjustments pursuant to the terms of the Forward Sale Agreements. The Company will not initially receive any proceeds from the sale of shares of Common Stock by the Forward Sellers.
The foregoing description of the Forward Sale Agreements does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Forward Sale Agreements, which are attached hereto as Exhibits 1.2 and 1.3 and are incorporated by reference herein.

Use of Proceeds of Offering
At an initial forward sale price of $30.565 per share (which is the price at which the Underwriters have agreed to purchase the shares of Common Stock), in the event of full physical settlement of the Forward Sale Agreements, the Company would receive net proceeds, after estimated offering expenses, of approximately $579.6 million, subject to the price adjustment and other provisions of the Forward Sale Agreements. The Company intends to cause the cash proceeds it receives upon settlement of the Forward Sale Agreements to be contributed to VICI OP, which expects to use such proceeds in connection with or in furtherance of the Company’s ongoing business and operations, including funding its pipeline for the acquisition, development and improvement of properties, origination and funding of loans directly or indirectly secured by real estate, and other general corporate purposes, which may include capital expenditures, working capital and the repayment or refinancing of indebtedness.
The amount of cash or number of shares of Common Stock the Company receives upon settlement of the Forward Sale Agreements, if any, will depend on the relevant settlement method, market interest rates and, if applicable under cash or net share settlement, the prevailing market price of the Common Stock during the period in which the Forward Purchasers or their respective affiliates unwind their hedge positions with respect to the Forward Sale Agreements. Settlement will occur on one or more dates specified by the Company under the Forward Sale Agreements, which the Company expects to be no later than approximately twelve months from the date of the prospectus supplement, subject to acceleration by the Forward Purchasers upon the occurrence of certain events.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form
8-K
contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by the use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “targets,” “can,” “could,” “may,” “should,” “will,” “would” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks related to the Company’s ability to satisfy certain conditions to closing its pending acquisition on a timely basis or at all, market conditions related to the settlement of the Forward Sale Agreements and the Company’s expected use of proceeds. Important risk factors that may affect the Company’s business, results of operations and financial position are detailed from time to time in the Company’s filings with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 3, 2022, by and among the Company, VICI OP and BofA Securities, Inc. and Citigroup Global Markets Inc., as Underwriters, BofA Securities, Inc. and Citigroup Global Markets Inc., as Forward Sellers, and Bank of America, N.A. and Citibank N.A., as Forward Purchasers

1.2	Forward Sale Agreement, dated November 3, 2022, by and between the Company and BofA Securities, Inc. (or its affiliate)

1.3	Forward Sale Agreement, dated November 3, 2022, by and between the Company and Citibank, N.A. (or its affiliate)

5.1	Opinion of Hogan Lovells US LLP with respect to the legality of the shares of Common Stock

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: November 8, 2022	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary

VICI PROPERTIES L.P.

Date: November 8, 2022	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Secretary